SEGMENT REPORTING (Tables)	12 Months Ended
Mar. 31, 2025
Segment Reporting [Abstract]
SCHEDULE OF SEGMENT REPORTING

Based on the management’s assessment, the Company determined that it has only one reportable operating segment, as defined by ASC 280. The following tables present the summary information by segment for the years ended March 31, 2025, 2024 and 2023:

	For the Years Ended March 31,
	2025	2024	2023
Revenues	$-	$-	$-
Sales and marketing expenses	(716,264)	(1,771,614)	(2,051,550)
General and administrative expenses	(1,838,740)	(1,657,879)	(1,315,509)
Research and development expenses	(832,565)	(1,459,828)	(929,916)
Total other income (expense), net	11,159	(9,685)	33,744
Income tax expense	-	-	-
Net loss	$(3,376,410)	$(4,899,006)	$(4,263,231)